Exhibit 10.2
This TWELFTH AMENDMENT TO AMENDED AND RESTATED SENIOR SECURED REVOLVING CREDIT AGREEMENT (this “Amendment”) dated as of September 22, 2023, is among: VIPER ENERGY PARTNERS LLC, a Delaware limited liability company (the “Borrower”); VIPER ENERGY PARTNERS LP, a Delaware limited partnership (the “Parent Guarantor”); each of the Lenders, as such term is defined in the Credit Agreement referred to below, party hereto; and WELLS FARGO BANK, NATIONAL ASSOCIATION, as administrative agent for the Lenders (in such capacity, together with its successors in such capacity, the “Administrative Agent”).
R E C I T A L S
A.    The Borrower, the Administrative Agent and the Lenders are parties to that certain Amended and Restated Senior Secured Revolving Credit Agreement, dated as of July 20, 2018 (as amended and supplemented prior to the date hereof, the “Credit Agreement”), pursuant to which the Lenders have made certain credit available to and on behalf of the Borrower.
B.    The Borrower has informed the Administrative Agent and the Lenders that the Borrower and the Parent Guarantor have entered into that certain Purchase and Sale Agreement dated as of September 4, 2023 (as executed, without giving effect to any subsequent amendment or modification thereto except to the extent approved by the Administrative Agent (with such approval not to be unreasonably withheld, conditioned or delayed), the “GRP PSA”), with Royalty Asset Holdings, LP, Royalty Asset Holdings II, LP and Saxum Asset Holdings, LP (collectively, the “Sellers”). Pursuant to the GRP PSA, the Sellers will sell certain Oil and Gas Properties (the “GRP Properties”) to the Borrower (the “GRP Acquisition”).
C.    The parties hereto desire to enter into this Amendment to, among other things, (1) evidence the increase by the Lenders of the Borrowing Base from $1,000,000,000 to $1,250,000,000 as set forth in Section 3 hereof, effective as of the GRP Acquisition Effective Date (as defined below), and (2) amend the Credit Agreement as set forth in Section 2 hereof, effective as of the Amendment Effective Date (as defined below).
D.    Now, therefore, to induce the Administrative Agent and the Lenders to enter into this Amendment and in consideration of the premises and the mutual covenants herein contained, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
Section 1.    Defined Terms. Each capitalized term used herein but not otherwise defined herein has the meaning given such term in the Credit Agreement, as amended by this Amendment. Unless otherwise indicated, all section references in this Amendment refer to sections of the Credit Agreement.
Section 2.    Amendments to Credit Agreement. In reliance on the representations, warranties, covenants and agreements contained in this Amendment, and subject to the satisfaction of the conditions precedent set forth in Section 4 hereof, the Credit Agreement is hereby amended as follows:
2.1    Amendments to Section 1.02.
(a)    The following definition is hereby amended and restated in its entirety to read as follows:

“Loan Documents” means this Agreement, the First Amendment, the Second Amendment, the Third Amendment, the Fourth Amendment, the Fifth Amendment, the Sixth Amendment, the Seventh Amendment, the Eighth Amendment, the Ninth Amendment, the Tenth Amendment, the Eleventh Amendment, the Twelfth Amendment, the Notes, the Letter of Credit Agreements, the Letters of Credit and the Security Instruments and certain Existing Loan Documents as provided in Section 2.02(e).
(b)    The following definitions are hereby added where alphabetically appropriate to read as follows:
“Twelfth Amendment” means that certain Twelfth Amendment to Amended and Restated Senior Secured Revolving Credit Agreement, dated as of the Twelfth Amendment Effective Date, by and among the Borrower, the Parent Guarantor, the Administrative Agent, and the Lenders party thereto.
“Twelfth Amendment Effective Date” means September [__], 2023.
Section 3.    Borrowing Base Increase; Aggregate Elected Commitment Amounts; Aggregate Maximum Credit Amounts.
(a)    In reliance on the covenants and agreements contained in this Amendment, and subject to the satisfaction of the conditions precedent set forth in Section 4 and Section 5 hereof, the Administrative Agent and the Lenders hereby agree that the Borrowing Base shall be increased from $1,000,000,000 to $1,250,000,000 effective as of the GRP Acquisition Effective Date, and such increased Borrowing Base shall remain in effect until the next Scheduled Redetermination, Interim Redetermination, or other redetermination or adjustment of the Borrowing Base thereafter, whichever occurs first pursuant to the terms of the Credit Agreement. The Borrower, the Administrative Agent and the Lenders hereby agree that the redetermination of the Borrowing Base provided for in this Section 3 shall constitute the Scheduled Redetermination scheduled for November 1, 2023 for purposes of Section 2.07(b) of the Credit Agreement and, in the event that the Specified Amendment Provisions (as defined below) are terminated in accordance with Section 7 hereof, the Administrative Agent and the Lenders shall conduct the Scheduled Redetermination scheduled for November 1, 2023 as soon as practicable following such termination. This Section 3 constitutes a New Borrowing Base Notice received by the Borrower in accordance with Section 2.07(d) of the Credit Agreement. The new Borrowing Base determined pursuant to this Section 3 shall become effective as of the GRP Acquisition Effective Date, notwithstanding the effective date that would otherwise be applicable to a redetermination pursuant to Section 2.07(d) of the Credit Agreement. Notwithstanding anything to the contrary herein, if the Borrowing Base is reduced in accordance with the Credit Agreement during the period from the Amendment Effective Date to the GRP Acquisition Effective Date, then the $1,250,000,000 Borrowing Base referred to herein shall be reduced on a dollar-for-dollar basis equal to the amount of such reduction.
(b)    The Aggregate Elected Commitment Amounts are unchanged by this Amendment and continue to be $850,000,000.
(c)    The Aggregate Maximum Credit Amounts are unchanged by this Amendment and continue to be $2,000,000,000.
Section 4.    Conditions Precedent to Amendment Effective Date. This Amendment (other than the increase in the Borrowing Base set forth in Section 3 hereof) shall become effective on the date (such date, the “Amendment Effective Date”), when each of the following conditions is satisfied (or waived in accordance with Section 12.02 of the Credit Agreement):

4.1    The Administrative Agent shall have received from each Lender, the Parent Guarantor, and the Borrower, counterparts (in such number as may be requested by the Administrative Agent) of this Amendment signed on behalf of such Person.
4.2    The Administrative Agent and the Lenders shall have received all fees and other amounts due and payable on or prior to the date hereof, including, to the extent invoiced, reimbursement or payment of all documented out-of-pocket expenses required to be reimbursed or paid by the Borrower under the Credit Agreement.
4.3    No Default shall have occurred and be continuing as of the date hereof, after giving effect to the terms of this Amendment.
The Administrative Agent is hereby authorized and directed to declare the Amendment Effective Date to have occurred when it has received documents confirming or certifying, to the satisfaction of the Administrative Agent, compliance with the conditions set forth in this Section 4 or the waiver of such conditions as permitted in Section 12.02 of the Credit Agreement. Such declaration shall be final, conclusive and binding upon all parties to the Credit Agreement for all purposes.
Section 5.    Conditions Precedent to GRP Acquisition Effective Date. The increase in the Borrowing Base set forth in Section 3 of this Amendment shall become effective on the date (such date, the “GRP Acquisition Effective Date”), when each of the conditions set forth in Section 4 and each of the following conditions is satisfied (or waived in accordance with Section 12.02 of the Credit Agreement):
5.1    Absence of Liens. The Administrative Agent shall have received evidence satisfactory to it (including mortgage releases and UCC-3 financing statement terminations, as applicable) that all Liens on the GRP Properties purchased pursuant to the GRP PSA have been released or terminated, subject only to (a) the filing of applicable assignments, terminations and releases and (b) Liens permitted under Section 9.03 of the Credit Agreement.
5.2    Lien Searches. The Administrative Agent shall have received appropriate UCC search results and county-level real property record search results reflecting no prior Liens encumbering the GRP Properties for the Sellers’ jurisdiction of organization or jurisdiction in which real property is located, as applicable, and any other jurisdiction reasonably requested by the Administrative Agent, other than (a) those being assigned, terminated or released on or prior to the GRP Acquisition Effective Date or (b) Liens permitted by Section 9.03 of the Credit Agreement.
5.3    Acquisition Closing Certificate. The GRP Acquisition shall have been consummated in accordance with the GRP PSA and the Administrative Agent shall have received a certificate of a Responsible Officer of the Loan Parties certifying: (a) that attached to such certificate are true, accurate and complete copies of the GRP PSA and all side letters and each other material agreement and assignment executed and delivered in connection with the GRP Acquisition (collectively, the “GRP Acquisition Documents”), (b) that substantially concurrently with any Borrowings on the GRP Acquisition Effective Date, the Borrower is consummating the GRP Acquisition substantially in accordance with the terms of the GRP Acquisition Documents (without any material waiver or amendment thereof not otherwise approved by the Administrative Agent, with such approval not to be unreasonably withheld, conditioned or delayed) and the Loan Parties shall, directly or indirectly, own the GRP Properties and (c) that all governmental and third party consents and all equity holder and board of director (or comparable entity management body) authorizations of the GRP Acquisition that are conditions to the consummation of the GRP Acquisition have been obtained and are in full force and effect.

The Administrative Agent is hereby authorized and directed to declare the GRP Acquisition Effective Date to have occurred when it has received documents confirming or certifying, to the satisfaction of the Administrative Agent, compliance with the conditions set forth in this Section 5 or the waiver of such conditions as permitted in Section 12.02 of the Credit Agreement. Such declaration shall be final, conclusive and binding upon all parties to the Credit Agreement for all purposes.
Section 6.    Post-Closing Mortgage and Title. Within 30 calendar days after the GRP Acquisition Effective Date (or such later date as may be agreed by the Administrative Agent in its sole discretion), the Administrative Agent shall (a) have received title information, as the Administrative Agent may reasonably require, setting forth the status of title to at least 80% of the total value of the Oil and Gas Properties evaluated in the then most recently delivered Reserve Report, including any Engineering Reports relating to the GRP Properties (collectively, the “Specified Reserve Report”), and (b) be reasonably satisfied that the Security Instruments create first priority, perfected Liens (subject only to Liens permitted under Section 9.03 of the Credit Agreement) on, among other things, at least 80% of the total value of the Oil and Gas Properties evaluated in the Specified Reserve Report.
Section 7.    Termination. If for any reason the “Closing” as defined in the GRP PSA does not occur on or prior to December 1, 2023 (the “Termination Time”), then Sections 3, 5 and 6 of this Amendment (the “Specified Amendment Provisions”) shall be deemed to have terminated effective as of the Termination Time, and the Specified Amendment Provisions shall become void and of no further force or effect without any further action by or liability to any party hereto or its respective Indemnitees, and following such termination, the Credit Agreement and the Loan Documents shall continue in full force and effect without giving effect to the Specified Amendment Provisions.
Section 8.    Miscellaneous.
8.1    Confirmation. The provisions of the Credit Agreement, as amended by this Amendment, shall remain in full force and effect following the effectiveness of this Amendment and following the effectiveness of the GRP Acquisition Effective Date.
8.2    Ratification and Affirmation; Representations and Warranties. Each of the Parent Guarantor and the Borrower hereby (a) ratifies and affirms its obligations under, and acknowledges its continued liability under, each Loan Document to which it is a party and agrees that each Loan Document to which it is a party remains in full force and effect as expressly amended hereby and (b) represents and warrants to the Lenders that as of the date hereof, after giving effect to the terms of this Amendment:
(i)    all of the representations and warranties contained in each Loan Document to which it is a party are true and correct in all material respects (or, if already qualified by materiality, Material Adverse Effect or a similar qualification, true and correct in all respects), except to the extent any such representations and warranties are expressly limited to an earlier date, in which case such representations and warranties shall be true and correct in all material respects (or, if already qualified by materiality, Material Adverse Effect or a similar qualification, true and correct in all respects) as of such specified earlier date; and
(ii)    no Default or Event of Default has occurred and is continuing.
8.3    Counterparts. This Amendment may be executed by one or more of the parties hereto in any number of separate counterparts, and all of such counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of this Amendment by facsimile or electronic transmission shall be effective as delivery of a manually executed counterpart hereof.
8.4    NO ORAL AGREEMENT. THIS AMENDMENT, THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS EXECUTED IN CONNECTION HEREWITH AND THEREWITH REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT UNWRITTEN ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.
8.5    GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.
8.6    Payment of Expenses. To the extent required pursuant to Section 12.03 of the Credit Agreement, the Borrower agrees to pay or reimburse the Administrative Agent for all of its reasonable out-of-pocket expenses incurred in connection with this Amendment, any other documents prepared in connection herewith and the transactions contemplated hereby, including, without limitation, the reasonable fees, charges and disbursements of counsel to the Administrative Agent.
8.7    Severability. Any provision of this Amendment that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.
8.8    Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.
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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first written above.

VIPER ENERGY PARTNERS LLC, as Borrower

By: /s/ Teresa L. Dick
Name: Teresa L. Dick
Title: Executive Vice President, Chief Financial Officer and Assistant Secretary

VIPER ENERGY PARTNERS LP, as Parent Guarantor By: Viper Energy Partners GP LLC, its general partner

By: /s/ Teresa L. Dick
Name: Teresa L. Dick
Title: Executive Vice President, Chief Financial Officer and Assistant Secretary

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TWELFTH AMENDMENT TO CREDIT AGREEMENT

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent and a Lender

By:	/s/ Michael Real
Name: Michael Real
Title: Managing Director

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TWELFTH AMENDMENT TO CREDIT AGREEMENT

PNC BANK, NATIONAL ASSOCIATION, as a Lender

By:	/s/ Denise Davis
Name: Denise Davis
Title: Managing Director

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TWELFTH AMENDMENT TO CREDIT AGREEMENT

COMERICA BANK, as a Lender

By:	/s/ Cassandra Lucas
Name: Cassandra Lucas
Title: Vice President

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TWELFTH AMENDMENT TO CREDIT AGREEMENT

BOKF, NA, dba BANK OF OKLAHOMA, as a Lender

By:	/s/ John Krenger
Name: John Krenger
Title: Senior Vice President

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TWELFTH AMENDMENT TO CREDIT AGREEMENT

CAPITAL ONE, NATIONAL ASSOCIATION, as a Lender

By:	/s/ Jason Groll
Name: Jason Groll
Title: Vice President

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TWELFTH AMENDMENT TO CREDIT AGREEMENT

THE BANK OF NOVA SCOTIA, HOUSTON BRANCH, as a Lender

By:	/s/ Sam Cutler
Name: Sam Cutler
Title: Director

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TWELFTH AMENDMENT TO CREDIT AGREEMENT

JPMORGAN CHASE BANK, N.A., as a Lender

By:	/s/ Kyle Gruen
Name: Kyle Gruen
Title: Authorized Officer

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TWELFTH AMENDMENT TO CREDIT AGREEMENT

CITIBANK, N.A., as a Lender

By:	/s/ Jeff Ard
Name: Jeff Ard
Title: Vice President

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TWELFTH AMENDMENT TO CREDIT AGREEMENT

BANK OF AMERICA, N.A., as a Lender

By:	/s/ Greg Smothers
Name: Greg Smothers
Title: Director

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TWELFTH AMENDMENT TO CREDIT AGREEMENT

TRUIST BANK, as a Lender

By:	/s/ Greg Krablin
Name: Greg Krablin
Title: Director

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TWELFTH AMENDMENT TO CREDIT AGREEMENT

GOLDMAN SACHS BANK USA, as a Lender

By:	/s/ Andrew Vernon
Name: Andrew Vernon
Title: Authorized Signatory

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TWELFTH AMENDMENT TO CREDIT AGREEMENT

BARCLAYS BANK PLC, as a Lender

By:	/s/ Sydney G. Dennis
Name: Sydney G. Dennis
Title: Director

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TWELFTH AMENDMENT TO CREDIT AGREEMENT